UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Chilton Strategic European Equities Fund

Annual Report	October 31, 2017

Investment Adviser: Chilton Investment Company, LLC

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-755-3863; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017 (Unaudited)

Dear Shareholders,

Fund Performance

Cumulative Since Inception
Chilton Strategic European Equities Fund	9.20%
MSCI Europe Index	20.56%
HFRX Equity Hedge Index	8.12%

Inception date is 11/30/16. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please contact an Investor Relations team member at 212-751-3596.

Annual Performance Summary

Chilton Strategic European Equities Fund produced a positive net return of 9.20% since its inception on November 30, 2016 through October 31, 2017, which compares to the MSCI Europe Index, which was up 20.56%. Average exposure during the period was 112% long, 74% short, and 38% net. The Fund’s long portfolio delivered returns greater than the index during the period, contributing 26.2% since inception, and the short portfolio behaved in-line with the index, detracting approximately -14.4% during the period. Keeping in mind that the Fund had an average net exposure of 38%, the Fund’s net return compares favorably to the exposure-adjusted return of the MSCI Europe Index benchmark. Additionally, on an absolute basis, the Fund outperformed the diversified hedge Fund index, HFRX during the period by over 100 basis points.

The largest sector contributors during the period were Industrials, Health Care, and Consumer Discretionary, while Materials and Consumer Staples detracted from performance during the period. The strongest performing individual positions during the period included Ipsen, Rheinmetall, Atos, Safran, and Amadeus (all long positions) while the Fund’s holdings in Stora Enso (short), Pandora, Criteo, Babcock, and Hargreaves Lansdowne (short) detracted from performance.

Market Outlook & Positioning

European consumer confidence and growth have improved markedly in recent months. Recent overall economic data has been strong, with the Eurozone’s

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017 (Unaudited)

economic confidence increasing to 113 in September (the highest in 10 years), and with France in particular hitting its highest level in 6 years at 109 in August. The evidence of record levels of confidence in the developed private sector, the pick-up in investment in major economies, and the evaporation of anxiety about systemic risk have created the belief that growth in the world economy can be sustained and European Equity markets have gone up despite ongoing strengthening in the Euro.

There are of course challenges for Europe concerning the issues of integration and reforms. For the EU to thrive economically and politically as and when the global growth upswing fades, these challenges need to be dealt with. Additionally, practical preparations for a Brexit on both sides of the Channel need to accelerate, but thus far, we see little tangible sign of this.

Turning to flows, it seems that US investors have slightly reduced their exposure to European equities, compensated by domestic European investors that have increased their exposure. In fact, domestic European investors have been the big buyers of European equities in 2017. Interestingly, international investors now only own 37% of Euro area equities, which is below their average ownership since 2013. So it seems difficult to argue that Euro-area positioning is over-crowded and this reinforces the case for a relatively positive view on Euro-area equities within a global equity allocation.

Given the strong economic conditions globally and in Europe, we have decided to keep our net long exposure toward the higher end of our self-imposed target range. We continue to remain a stock picking product with broad sector and style diversification. IT Services, Healthcare, Industrials Conglomerates, and Business Services remain the areas where we see the most opportunities on the long side. On the short side, we are invested in a number of names in Food Retail, Materials, and Telecoms which look too expensive for rather unsettled business perspectives.

We believe sticking to our proven investment process should bring us good rewards as our long positions continue to display a cheaper valuation combined with better returns, better cash generation and better top line growth than our short positions. This gives us great confidence that our portfolio is very well placed to potentially provide attractive risk-adjusted returns for our investors.

***

There are risks involved with investing, including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund is non-diversified.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017 (Unaudited)

The Chilton Strategic European Equities Fund is distributed by SEI Investments Distribution Co. (SIDCO). The Fund is managed by Chilton Investment Company, LLC. SIDCO is not affiliated with Chilton Investment Company, LLC.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate.

Definition of the Comparative Index

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2017
Inception to Date*
Net Asset Value
Chilton Strategic European Equities Fund	9.20%
MSCI Europe Index	20.56%

*	Fund commenced operations on November 30, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Sector Weightings† (Unaudited)
	Long	Short	Net
Health Care	15.9%	0.0%	15.9%
Industrials	27.5	(12.0)	15.5
Consumer Discretionary	20.1	(6.3)	13.8
Financials	14.1	(4.5)	9.6
Information Technology	7.6	0.0	7.6
Real Estate	3.9	0.0	3.9
Utilities	4.8	(1.7)	3.1
Preferred Stock	3.0	(2.2)	0.8
Telecommunication Services	0.0	(2.2)	(2.2)
Consumer Staples	7.7	(9.9)	(2.2)
Materials	3.0	(8.3)	(5.3)

Total			60.5
Other Assets and Liabilities, Net			39.5

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 104.6%
	Shares	Value
BELGIUM — 3.9%
UCB	271,179	$19,739,511

DENMARK — 1.5%
Pandora	78,793	7,437,433

FRANCE — 34.3%
Alstom	19,735	798,614
Atos (A)	184,021	28,595,193
BNP Paribas (A)	312,366	24,393,133
Criteo ADR *	249,024	10,401,732
Eiffage (A)	182,190	19,034,364
Ipsen (A)	138,343	16,727,243
Safran (A)	225,468	23,750,200
Teleperformance (A)	173,652	25,365,717
Valeo (A)	378,045	25,585,237

		174,651,433

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
GERMANY — 18.8%
Bayer (A)	113,882	$14,812,806
Fresenius & KGaA (A)	226,440	18,926,644
HUGO BOSS (A)	168,041	15,050,568
Rheinmetall (A)	190,373	22,383,809
RWE (A)	970,663	24,301,681

		95,475,508

IRELAND — 6.1%
CRH	403,793	15,225,491
DCC (A)	166,141	15,755,074

		30,980,565

ITALY — 2.2%
UniCredit	594,299	11,373,978

LUXEMBOURG — 3.9%
Grand City Properties (A)	928,356	19,945,204

NETHERLANDS — 2.5%
GrandVision	518,129	12,933,912

SPAIN — 2.9%
Prosegur Cash *	4,535,960	14,794,390

SWITZERLAND — 7.6%
Credit Suisse Group (A)	1,050,111	16,557,155
Nestle (A)	260,254	21,886,744

		38,443,899

UNITED KINGDOM — 20.9%
Babcock International Group (A)	1,657,953	17,880,252
Beazley (A)	2,914,813	19,569,389
British American Tobacco	264,961	17,141,368
BTG * (A)	1,069,715	10,712,352
Inchcape (A)	2,149,120	22,306,685
Informa (A)	2,065,481	19,120,506

		106,730,552

Total Common Stock (Cost $461,279,720)		$532,506,385

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

PREFERRED STOCK — 3.0%
	Shares	Value
GERMANY — 3.0%
Volkswagen (Cost $12,662,332)	84,187	$15,321,416

Total Investments — 107.6% (Cost $473,942,052)		$547,827,801

SECURITIES SOLD SHORT
COMMON STOCK — (44.8)%
	Shares	Value
AUSTRIA — (1.4)%
Lenzing	(51,976)	$(7,035,238)

BELGIUM — (3.5)%
Colruyt	(181,578)	(9,287,450)
Solvay	(57,700)	(8,572,867)

		(17,860,317)

DENMARK — (2.2)%
Carlsberg, Cl B	(99,777)	(11,393,938)

FINLAND — (3.1)%
Stora Enso, Cl R	(1,005,595)	(15,731,457)

FRANCE — (5.8)%
Bureau Veritas	(390,424)	(10,457,786)
Cie Plastic Omnium	(251,014)	(10,467,688)
JCDecaux	(213,700)	(8,177,296)

		(29,102,770)

GERMANY — (3.0)%
Hapag-Lloyd *	(207,998)	(9,127,993)
HOCHTIEF	(33,256)	(5,870,280)

		(14,998,273)

IRELAND — (1.7)%
Kerry Group, Cl A	(87,929)	(8,854,559)

NORWAY — (1.5)%
Schibsted, Cl A	(303,658)	(7,829,380)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
SWEDEN — (6.0)%
Axfood	(570,250)	$(10,312,883)
Sandvik	(562,744)	(10,277,969)
Swedish Match	(274,949)	(10,358,641)

		(30,949,493)

SWITZERLAND — (11.4)%
ABB	(587,513)	(15,358,431)
Kuehne + Nagel International	(57,083)	(9,967,282)
LafargeHolcim	(192,684)	(10,883,319)
Swisscom	(21,843)	(11,034,804)
Zurich Insurance Group	(35,835)	(10,937,461)

		(58,181,297)

UNITED KINGDOM — (5.2)%
Hargreaves Lansdown	(583,686)	(12,263,972)
Merlin Entertainments	(1,109,000)	(5,579,392)
Pennon Group	(813,128)	(8,574,816)

		(26,418,180)

Total Common Stock (Proceeds $211,819,038)		(228,354,902)

PREFERRED STOCK — (2.2)%

GERMANY — (2.2)%
Henkel & KGaA (Proceeds $10,726,435)	(80,264)	(11,291,205)

Securities Sold Short — (47.0)% (Proceeds $222,545,473)		$(239,646,107)

Percentages are based on Net Assets of $509,304,447.

*	Non-income producing security.

(A)	All or a portion of the shares have been committed as collateral for open short positions. The aggregate market value of the collateral at October 31, 2017 was $279,729,770.

ADR — American Depositary Receipt

CHF — Swiss Franc

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Cl — Class

DKK — Danish Krone

EONIA – Euro Overnight Index Average

EUR — Euro

GBP — Great British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

A list of the open forward foreign currency contracts held by the Fund at October 31, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Morgan Stanley	11/03/17	USD	15,977	EUR	13,459	$(296)
Morgan Stanley	11/03/17	EUR	432,993,294	USD	510,723,344	6,267,756
Morgan Stanley	11/03/17-12/05/17	EUR	242,093,165	USD	282,084,679	(476,763)

						$5,790,697

A list of the open swap agreements held by the Fund at October 31, 2017, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Termination Date	Currency	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	AMADEUS IT GROUP SA	EONIA + 0.50%	12/03/18	EUR	19,978,352	$5,024,012
Morgan Stanley	MSCI PAN-EURO CUSTOM BASKET*	EONIA -0.45%	12/15/18	EUR	(125,574,233)	(1,732,048)

						$3,291,964

*The following table represents the individual common stock exposures comprising the Custom Basket Total Return Swap as of October 31, 2017.

MSCI Pan - Euro Custom Basket of Securities

Shares	Description	Notional Value†	Percentage of Basket
(3,112,160,000)	Nestle SA	(4,928,507)	3.92%

(20,050,132,480)	HSBC Holdings PLC	(3,681,787)	2.93%

(2,224,318,097)	Novartis AG	(3,451,121)	2.75%

(702,562,700)	Roche Holding AG	(3,056,663)	2.43%

(2,300,014,722)	British American Tobacco PLC	(2,801,668)	2.23%

(982,803,386)	SAP SE	(2,104,214)	1.68%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

MSCI Pan - Euro Custom Basket of Securities (continued)

Shares	Description	Notional Value†	Percentage of Basket
(16,153,536,565)	Banco Santander SA	(2,062,154)	1.64%

(765,000,000)	Siemens AG	(2,054,491)	1.64%

(826,947,808)	Bayer AG	(2,025,060)	1.61%

(1,133,858,224)	Sanofi	(2,020,703)	1.61%

(457,000,000)	Allianz SE	(1,997,281)	1.59%

(918,478,694)	BASF SE	(1,885,143)	1.50%

(1,628,991,295)	Unilever DR	(1,782,253)	1.42%

(761,958,970)	Anheuser-Busch InBev SA/NV	(1,754,827)	1.40%

(1,864,435,800)	Novo Nordisk A/S	(1,746,060)	1.39%

(4,917,855,706)	GlaxoSmithKline PLC	(1,669,489)	1.33%

(1,122,302,388)	BNP Paribas SA	(1,649,493)	1.31%

(2,517,445,385)	Diageo PLC	(1,619,194)	1.29%

(1,265,747,064)	AstraZeneca PLC	(1,592,779)	1.27%

(279,182,699)	LVMH Moet Hennessy Louis Vuitton SE	(1,567,490)	1.25%

(962,853,702)	Daimler AG	(1,504,858)	1.20%

(26,623,930,810)	Vodafone Group PLC	(1,435,453)	1.14%

(1,281,082,186)	Unilever PLC	(1,367,798)	1.09%

(3,884,758,569)	ING Groep NV	(1,350,746)	1.08%

(373,319,587)	ASML Holding NV	(1,266,947)	1.01%

(71,759,965,313)	Lloyds Banking Group PLC	(1,225,483)	0.98%

(2,585,825,509)	Prudential PLC	(1,197,590)	0.95%

(3,658,839,890)	UBS Group AG	(1,172,661)	0.93%

(667,796,859)	Reckitt Benckiser Group PLC	(1,124,734)	0.90%

(3,273,831,423)	Deutsche Telekom AG	(1,122,534)	0.89%

(580,850,610)	Airbus SE	(1,117,425)	0.89%

(1,941,175,336)	AXA	(1,103,504)	0.88%

(6,667,886,580)	Banco Bilbao Vizcaya Argentaria SA	(1,098,268)	0.87%

(251,554,112)	L'Oréal SA	(1,053,623)	0.84%

(428,146,433)	Air Liquide SA	(1,025,933)	0.82%

(1,993,268,938)	ABB Ltd	(981,217)	0.78%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

MSCI Pan - Euro Custom Basket of Securities (concluded)

Shares	Description	Notional Value†	Percentage of Basket

(8,133,343,957)	Enel	(949,501)	0.76%

(562,873,821)	Schneider SA	(931,058)	0.74%

(503,604,133)	Vinci SA	(927,969)	0.74%

(590,302,800)	Danone	(907,710)	0.72%

(522,000,000)	Compagnie Financière Richemont SA	(906,463)	0.72%

(4,534,024,491)	Telefónica SA	(874,372)	0.70%

(5,735,489,361)	Acciones Iberdrola	(872,391)	0.70%

(151,298,404)	Zurich Insurance Group AG	(869,587)	0.69%

(13,480,818,597)	Intesa Sanpaolo	(852,941)	0.68%

(907,740,854)	Shire PLC	(844,675)	0.67%

(970,912,121)	Deutsche Post AG	(836,951)	0.67%

(767,327,857)	Société Générale	(804,110)	0.64%

(17,032,295,781)	Barclays PLC	(792,022)	0.63%

(188,294,567)	Adidas AG	(788,663)	0.63%

	Other	(48,816,669)	38.87%
Total		(125,574,233)	100.00%

†	Notional value is denominated in Euro.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $473,942,052)	$547,827,801
Foreign Currency, at Value (Cost $8,829,716)	8,833,753
Cash Equivalent	1,338,274
Foreign Currency Pledged with Broker for Securities Sold Sort and Swap Contracts	186,896,014
Receivable for Investment Securities Sold	8,903,012
Unrealized Appreciation on Forward Foreign Currency Contracts	6,267,756
Unrealized Appreciation on Swap Contracts	5,024,012
Reclaim Receivable	678,752
Receivable for Capital Shares Sold	580,939
Unrealized Gain on Foreign Spot Currency Contracts	404,653
Dividends Receivable	61,434
Deferred Offering Costs (Note 2)	7,849
Prepaid Expenses	17,900

Total Assets	766,842,149

Liabilities:
Securities Sold Short, at Value (Proceeds $222,545,473)	239,646,107
Payable for Investment Securities Purchased	9,095,649
Payable Due to Prime Broker	5,344,762
Unrealized Depreciation on Swap Contracts	1,732,048
Payable to Investment Adviser	642,238
Unrealized Depreciation on Forward Foreign Currency Contracts	477,059
Dividends and Interest Payable on Securities Sold Short	310,827
Payable for Capital Shares Redeemed	84,034
Payable to Administrator	37,650
Payable to Trustees	6,938
Unrealized Loss on Foreign Spot Currency Contracts	3,907
Chief Compliance Officer Fees Payable	1,485
Other Accrued Expenses and Other Payables	154,998

Total Liabilities	257,537,702

Net Assets	$509,304,447

Net Assets Consist of:
Paid-in Capital	$468,972,080
Accumulated Net Investment Loss	(20,716,304)
Accumulated Net Realized Loss on Investments, Securities Sold Short, Swap Contracts and Foreign Currency Transactions	(14,631,786)
Net Unrealized Appreciation on Investments and Securities Sold Short	56,785,115
Net Unrealized Appreciation on Swap Contracts	3,291,964
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	15,603,378

Net Assets	$509,304,447

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	46,618,786

Net Asset Value, Offering and Redemption Price Per Share	$10.92

* Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND FOR THE PERIOD ENDED OCTOBER 31, 2017*

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$7,023,998
Interest	3,206
Less: Foreign Taxes Withheld	(1,246,502)

Total Investment Income	5,780,702

Expenses:
Investment Advisory Fees (Note 7)	4,659,276
Administration Fees (Note 6)	285,088
Trustees’ Fees	21,821
Chief Compliance Officer Fees (Note 5)	5,888
Dividend Expense on Securities Sold Short (Note 2)	3,702,111
Stock Loan Fees (Note 2)	1,327,419
Transfer Agent Fees (Note 6)	234,839
Legal Fees	87,000
Offering Costs (Note 2)	74,019
Custodian Fees (Note 6)	65,472
Registration and Filing Fees	55,202
Audit Fees	26,000
Other Expenses	49,605

Total Expenses	10,593,740

Net Investment Loss	(4,813,038)

Net Realized Gain (Loss) on:
Investments	15,893,100
Securities Sold Short	(17,551,391)
Swap Contracts	(15,503,813)
Foreign Currency Transactions	2,104,603
Forward Currency Contracts	(30,261,513)

Net Realized Loss	(45,319,014)

Net Unrealized Appreciation (Depreciation) on:
Investments	73,885,749
Securities Sold Short	(17,100,634)
Swap Contracts	3,291,964
Foreign Currency Translation	9,812,681
Forward Currency Contracts	5,790,697

Net Unrealized Appreciation	75,680,457

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	30,361,443

Net Increase in Net Assets Resulting from Operations	$25,548,405

*	Commenced operations on November 30, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2017*
Operations:
Net Investment Loss	$(4,813,038)
Net Realized Loss on Investments, Securities Sold Short, Swap Contracts and Foreign Currency Transactions	(45,319,014)
Net Unrealized Appreciation on Investments, Securities Sold Short, Swap Contracts and Foreign Currency Translation	75,680,457

Net Increase in Net Assets Resulting From Operations	25,548,405

Capital Share Transactions:
Issued	523,930,444
Redeemed	(40,174,402)

Net Increase in Net Assets From Capital Share Transactions	483,756,042

Total Increase in Net Assets	509,304,447

Net Assets:
Beginning of Period	–

End of Period (including Accumulated Net Investment Loss of $(20,716,304)	$509,304,447

Shares Transactions:
Issued	50,422,857
Redeemed	(3,804,071)

Net Increase in Shares Outstanding	46,618,786

*	Commenced operations on November 30, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Period Ended October 31, 2017(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.15)
Net Realized and Unrealized Gain	1.07

Total from Investment Operations	0.92

Net Asset Value, End of Period	$10.92

Total Return†	9.20%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$509,304
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Securities Sold Short)(2)	3.41%††
Ratio of Net Investment Loss to Average Net Assets	(1.55)%††
Portfolio Turnover Rate	199%‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on November 30, 2016.
(2)	Excluding dividend and interest expense on securities sold short and stock loan fees, the ratio to average net assets would have been 1.79%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

 NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the Chilton Strategic European Equities Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a non-diversified investment company. Chilton Investment Company, LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund commenced operations on November 30, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

The following table summarizes the inputs used as of October 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$19,739,511	$—	$—	$19,739,511
Denmark	7,437,433	—	—	7,437,433
France	174,651,433	—	—	174,651,433
Germany	—	95,475,508	—	95,475,508
Ireland	30,980,565	—	—	30,980,565
Italy	11,373,978	—	—	11,373,978
Luxembourg	—	19,945,204	—	19,945,204
Netherlands	12,933,912	—	—	12,933,912
Spain	14,794,390	—	—	14,794,390
Switzerland	38,443,899	—	—	38,443,899
United Kingdom	106,730,552	—	—	106,730,552

Total Common Stock	417,085,673	115,420,712	—	532,506,385

Preferred Stock Germany	—	15,321,416	—	15,321,416

Total Preferred Stock	—	15,321,416	—	15,321,416

Total Investments in Securities	$417,085,673	$130,742,128	$—	$547,827,801

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$(7,035,238)	$—	$—	$(7,035,238)
Belgium	(17,860,317)	—	—	(17,860,317)
Denmark	(11,393,938)	—	—	(11,393,938)
Finland	(15,731,457)	—	—	(15,731,457)
France	(29,102,770)	—	—	(29,102,770)
Germany	—	(14,998,273)	—	(14,998,273)
Ireland	(8,854,559)	—	—	(8,854,559)
Norway	(7,829,380)	—	—	(7,829,380)
Sweden	(30,949,493)	—	—	(30,949,493)
Switzerland	(58,181,297)	—	—	(58,181,297)
United Kingdom	(26,418,180)	—	—	(26,418,180)

Total Common Stock	(213,356,629)	(14,998,273)	—	(228,354,902)

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Securities Sold Short	Level 1	Level 2	Level 3	Total
Preferred Stock Germany	$—	$(11,291,205)	$—	$(11,291,205)

Total Preferred Stock	—	(11,291,205)	—	(11,291,205)

Total Securities Sold Short	$(213,356,629)	$(26,289,478)	$—	$(239,646,107)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts*
Appreciation	$—	$6,267,756	$—	$6,267,756
Depreciation	—	(477,059)	—	(477,059)
Total Return Swaps*
Appreciation	—	5,024,012	—	5,024,012
Depreciation	—	(1,732,048)	—	(1,732,048)

Total Investments in Securities	$—	$9,028,661	$—	$9,082,661

*Forward foreign currency contracts and total return swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. As of October 31, 2017, the Fund did not hold any Level 3 securities.

For the period ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology. Transfers, if any, are recognized at period end.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (losses) during the period are presented on the

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2017.

For the period ended October 31, 2017, the average balances of forward foreign currency exchange contracts held by the Fund was as follows:

Average Notional Balance Long	$120,056,305
Average Notional Balance Short	$451,291,809

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. Dividends and interest are shown on securities sold short as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which is recorded as Stock Loan Fees on the Statement of Operations. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security and is recorded net as stock loan fees or rebate income on the Statement of Operations. In addition, the Fund is required to pay the lender any dividends

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty brokers, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, Brown Brothers & Harriman (“BBH”). The collateral required is determined daily by reference to the market value on short positions.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical total return swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of October 31, 2017, the Fund’s swap agreements were with one counterparty, Morgan Stanley.

For the period ended October 31, 2017, the average balances of swap contracts held by the Fund was as follows:

Average Notional Balance Long	$12,479,601
Average Notional Balance Short	$95,945,289

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2017 the remaining amount still to be amortized for the Fund was $7,849.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Fund, if any, is reported on the Statement of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

3. Derivative Transactions:

The fair value of derivative instruments as of October 31, 2017, was as follows:

	Asset Derivatives			Liability Derivatives
	Period Ended October 31, 2017			Period Ended October 31, 2017
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Equity contracts	Unrealized appreciation on swap contracts	$5,024,012	†	Unrealized depreciation on swap contracts	$1,732,048
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6,267,756		Unrealized depreciation on forward foreign currency contracts	477,059

Total Derivatives not accounted for as hedging instruments		$11,291,768			$2,209,107

† Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2017, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$-	$(15,503,813)	$(15,503,813)
Foreign currency contracts	(30,261,513)	-	(30,261,513)
Total	$(30,261,513)	$(15,503,813)	$(45,765,326)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$-	$3,291,964	$3,291,964
Foreign currency contracts	5,790,697	-	5,790,697
Total	$5,790,697	$3,291,964	$9,082,661

4. Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

As of October 31, 2017, the Fund’s financial instruments and derivative instruments are subject to a master netting arrangement.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its respective counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Counterparty	Derivative Assets subject to netting arrangement	Derivative Liabilities available for Offset	Cash collateral received	Security collateral received	Net amount of Derivative Assets‡
Morgan Stanley**	$11,291,768	$(2,209,107)	$-	$-	$9,082,661

Counterparty	Derivative Liabilities subject to netting arrangement	Derivative Assets available for Offset	Cash collateral pledged†	Security collateral Pledged	Net amount of Derivative Liabilities‡
Morgan Stanley**	$2,209,107	$(2,209,107)	$-	$-	$-

** Amounts presented represent unrealized appreciation/(depreciation) on total return swap in the capital section of the Statements of Assets and Liabilities. The Statement of Assets and Liabilities also includes amounts for market value and premiums paid on fully funded total return swap contracts.

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended October 31, 2017, the Fund paid $285,088 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Shareholder Services, LLC serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 1.99% with respect to the Fund’s average daily net assets until February 28, 2018 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018. As of October 31, 2017, there were no previously waived or reimbursed expenses subject to recovery by the Adviser.

8. Investment Transactions:

For the period ended October 31, 2017, the Fund made purchases of $645,980,699 and sales of $187,933,700 in investment securities other than long-term U.S. Government and short-term securities. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $359,089,440 and $564,082,072, respectively, for the period ended October 31, 2017. There were no purchases or sales of long-term U.S. Government securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Accordingly, the following permanent differences, which are primarily attributable to foreign exchange gain/loss, passive foreign investment companies (PFICs), short dividends, SWAP adjustments and net operating loss, have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(15,903,266)	$30,687,228	$(14,783,962)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(11,456,576)
Late-Year Loss Deferral	(8,160,483)
Unrealized Appreciation	59,949,426

Total Distributable Earnings	$40,332,367

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$11,456,576	$ —	$11,456,576

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, short dividend, swaps and wash sales cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 257,643,800	$79,496,004	$(19,546,578)	$59,949,426

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. The Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Derivatives Risk — The Fund’s use of forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that certain instruments may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Short Sale Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Risk of Investing In Europe — The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Certain of the Fund’s investments may be in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Event Driven Strategies Risk — To the extent the Fund invests in securities based on anticipated events, such as bankruptcies, mergers, reorganizations or other events, the Fund may incur losses if the events do not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if they are perceived to be less likely to occur. For example, if the Fund invests in securities in anticipation of a merger and the deal is terminated prior to closing, the Fund is likely to suffer losses.

Growth Investment Style Risk — The Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate,

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Non-Diversification Risk — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

11. Other:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and Shareholders of

Chilton Strategic European Equities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chilton Strategic European Equities Fund (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)) as of October 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period November 30, 2016 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chilton Strategic European Equities Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2017, and the results of its operations, the changes in its net assets, and its financial highlights for the period November 30, 2016 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2017

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 to October 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Chilton Strategic European Equities Fund
Actual Portfolio Return	$1,000.00	$1,024.40	3.41%	$17.40

Hypothetical 5% Return	1,000.00	1,008.02	3.41	17.26

* Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales and stock loan fees), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown.)

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THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-446-3847. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[3] (concluded)
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

Current Directorships: Trustee of Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (concluded)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
ROBERT MORROW (Born: 1968)	Vice President (Since 2014)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	CHILTON STRATEGIC EUROPEAN EQUITIES FUND OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

Chilton Strategic European Equities Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1 -877-446-3847

Investment Adviser:

Chilton Investment Company, LLC

1290 East Main Street, 1st Floor

Stamford, Connecticut 06902

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHL-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.